UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2022

Modiv Inc.
(Exact name of registrant as specified in its charter)
Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange

7.375% Series A Cumulative Redeemable Perpetual Preferred	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 11, 2022, Modiv Inc., a Maryland corporation (the “Company”), issued an earnings press release relating to the Company’s financial results for the quarter ended June 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also issued supplemental data and an earnings presentation for the quarter ended June 30, 2022. A copy of the supplemental data and earnings presentation are attached hereto as Exhibits 99.2 and 99.3 which are incorporated herein by reference. The press release, supplemental data and earnings presentation are available on the Company’s website.

The information in Item 2.02 of this Current Report, including Exhibits 99.1, 99.2 and 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless it is specifically incorporated by reference therein. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 7.01.	Regulation FD Disclosure

On August 11, 2022, the Company issued an earnings press release relating to the Company’s financial results for the quarter ended June 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also issued supplemental data and an earnings presentation for the quarter ended June 30, 2022. A copy of the supplemental data and earnings presentation are attached hereto as Exhibits 99.2 and 99.3 which are incorporated herein by reference.

The furnishing of this earnings press release and supplemental data is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the earnings press release and supplemental data include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report, including Exhibits 99.1, 99.2 and 99.3 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Modiv Inc. Earnings Press Release dated August 11, 2022

99.2	Modiv Inc. Quarterly Supplemental Data For The Quarter Ended June 30, 2022

99.3	Modiv Inc. Earnings Presentation For The Quarter Ended June 30, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

	By:	/s/ RAYMOND J. PACINI
Name:Raymond J. Pacini
Title:Chief Financial Officer

Date: August 11, 2022